Q 3 2 0 2 3

Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “guidance,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. All information set forth herein speaks only as of the date hereof and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled “Risk Factors.” Non-GAAP Financial Measures This presentation contains adjusted gross profit, adjusted operating loss and adjusted net loss, which are non-GAAP financial measures. Adjusted gross profit is GAAP gross profit as adjusted for non-cash stock-based compensation expense included in cost of revenues. Adjusted operating loss is GAAP operating loss as adjusted for non-cash stock-based compensation expense included in cost of revenues and operating expense . Adjusted net loss is GAAP net loss as adjusted for non-cash stock-based compensation expense and change in on valuation of warrant liabilities and convertible notes. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. In addition, our presentation of adjusted gross profit, adjusted operating loss and adjusted net loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business. Disclaimer

Q 3 H I G H L I G H T S

Q3 2023

Overview

Steady Growth, Strong Positioning

Q3 Revenue

$80.1M

107% increase YoY

$678.7M

Q3 Backlog

driven by ESS business in the U.S. and strong CV demand in EMEA & APAC microvast

Adj. GM

24.2%

+14 percentage points YoY



microvast

84% **53.5Ah**

Backlog Share

With U.S. and Europe leading markets

2GWh

Huzhou 3.1

- Exceeding yield targets
- Utilization ramping on schedule
- Delivering qualified products

2GWh

Clarksville, TN

- Construction phase nearing completion
- ~30% of equipment on site, installation in Q4
- Deliver qualified 53.5Ah cells from early Q2

4

Q3 2023

Huzhou Phase 3.1 – Commercialization

Exceeding Targets

2GWh Production Capacity:

- ✓ Huzhou 3.1 producing at ~70% utilization.
- ✓ Targeting >90% utilization by YE2023.

53.5Ah Yield:

- ✓ Currently surpassing ramped production yield targets. Continuing efforts and improvements to push above target.

Qualified Deliveries:

- ✓ Delivering qualified products to customers that meet or exceed performance specifications.


microvast


microvast


microvast



53.5Ah Product Wins

Superior Energy Density **Industry-Leading** Commercialized Chemistries **Long** Cycle Life

5

Q3 2023

Huzhou Capacity – Phase 3.2

Incremental Investment & Substantial Capacity Increase

~$35M CAPEX Investment

Bolster nameplate capacity with additional equipment

1GWh Capacity Expansion

48Ah & 53.5Ah automated flex production line

$250M

Anticipated additional annual revenue potential

✓ **Funding in Place:** Availability period on existing $111M facility extended to June 2024 with ~$70M available to fund expansion, attractive interest rates of ~4.8%.

✓ **2024 High Growth Year:** Supports expected high growth in both commercial vehicle and energy storage segments. Flex line will also produce 48Ah cell (high power) for hydrogen fuel-cell OEMs.

✓ **Gross Margin Expansion:** Immediately accretive as we see >20% gross margins (and improving) from the existing Phase 3.1 line.


PHASE III
PHASE II, SINCE 2016
R&D, BATTERY MATERIAL MANUFACTURING
AND CELL AUTOMATIC PRODUCTION
PHASE I, SINCE 2009
CELL & PACK MANUFACTURING

Huzhou Phase 3 – Sized for 12GWh Capacity

6

Q3 2023

Clarksville Phase 1A

Status Update Summary

SOP:

- SOP target of Q1 2024 to allow for an accelerated post-installation ramp-up schedule.
- Factory acceptance tests on parts of the line were extended to incorporate modifications via experience from our Huzhou 3.1 automated line.

2024 Targets:

+ Deliver qualified 53.5Ah cells from early Q2
+ Generate S45X IRA credits from Q2 onwards
+ Achieve target production yields in Q2
+ Provide domestic content to our customers

Construction Update:

- Nearing completion of construction phase
- Majority of the building is under joint occupancy
- Minor works will be completed in Q4

Equipment Progress:

- ~30% of our production equipment is on site
- Majority of the remaining equipment has shipped









7

Q3 2023

Continued Upward Trajectory – Q3 Revenue

CHALLENGES

- Customer project delays
- High interest rate environment
- Visa entry into U.S. for personnel to support our installation and commissioning

Q3 KEY STATS

$80.1M
Revenue

$678.7M
Sales Backlog

107%
YoY Revenue Growth in Q3

$67.5M
Order Intake

HIGHLIGHTS

- Received 280+ unit E-Bus order from JBM under the General Purchase Agreement
- Acquired 300+ unit order from long-term CV partner for deployment in the U.S. market in 2024
- Delivered 80+ E-Buses to South Korean market through collaboration with leading Asian bus OEM

8

9 OEM Vehicle Battery Type Highlights Major Project Developments Global Commercial Vehicle Market Q 3 2 0 2 3 HpCO-53.5Ah Gen 4 pack Prototype order in progress Otokar Bus e-Kent HpCO-53.5Ah Gen 4 pack Order for 300+ vehicles received LCV platform 80+ units delivered in South Korea E-bus HpCO-53.5Ah Gen 4 pack MpCO-21Ah Gen 3 pack 100 MWh delivered in Q3 Another 280+ units ordered E-bus

Q4 2023 OUTLOOK

Q4 Major Projects Expected

Growing EMEA Business Across Vehicle Segments

Leading EMEA Bus OEM

- ✓ Nomination letter signed
- ✓ MV-C Gen 4 with HpCO-53.5Ah
- ✓ Expected revenue: Up to $230M (2024-2027)

Key Facts:

- + PR campaign initiated
- + Supply contract anticipated close in Q4


powered by

Leading EMEA Truck OEM

- ✓ Nomination letter received for medium-duty truck
- ✓ MV-I Gen 2 pack with HpCO-53.5Ah
- ✓ Expected revenue: Up to $160M (2025-2027)

Key Facts:

- + Development costs paid
- + Compliant with ECE r100.3 and safety requirements


powered by

10

Q 3 F I N A N C I A L S

# Q3 2023 P&L

($ in thousands)

## GAAP Income Statement

| GAAP Income Statement | Three-Months Ended Sept. 30 | | | Nine-Months Ended Sept. 30 | | |
|---|---|---|---|---|---|---|
| | 2022 | 2023 | YoY (%) | 2022 | 2023 | YoY (%) |
| Revenue | 38,616 | 80,116 | 107% | 139,698 | 202,042 | 45% |
| Cost of revenues | (36,623) | (62,232) | 70% | (132,851) | (167,839) | 26% |
| **Gross Profit** | **1,993** | **17,884** | **797%** | **6,847** | **34,203** | **400%** |
| ***Gross Margin*** | **5.2%** | **22.3%** | **333%** | **4.9%** | **16.9%** | **245%** |
| General and administrative expenses | (22,585) | (25,402) | 12% | (83,021) | (69,347) | -16% |
| Research and development expenses | (11,457) | (13,241) | 16% | (33,010) | (33,609) | 2% |
| Selling and marketing expenses | (5,561) | (6,031) | 8% | (17,369) | (16,916) | -3% |
| **Operating expense** | **(39,603)** | **(44,674)** | **13%** | **(133,400)** | **(119,872)** | **-10%** |
| Subsidy Income | 520 | 442 | -15% | 1,233 | 1,156 | -6% |
| **Operating loss** | **(37,090)** | **(26,348)** | **-29%** | **(125,320)** | **(84,513)** | **-33%** |
| Change in fair value of warrant liability | 101 | (42) | -142% | 921 | (25) | -103% |
| Others | 445 | 218 | -51% | (103) | 2,717 | 2738% |
| **Loss before income tax** | **(36,544)** | **(26,172)** | **-28%** | **(124,502)** | **(81,821)** | **-34%** |
| Income tax | - | - | | - | - | |
| **Net loss** | **(36,544)** | **(26,172)** | **-28%** | **(124,502)** | **(81,821)** | **-34%** |
| Less: net income attributable to noncontrolling interests | - | (42) | | - | (21) | |
| **Net loss attributable shareholders** | **(36,544)** | **(26,130)** | **-28%** | **(124,502)** | **(81,800)** | **-34%** |

12

Q3 2023 Adjusted Financials – Non-GAAP

($ in thousands)

	Three-Months Ended Sept. 30		Nine-Months Ended Sept. 30	
	2022	2023	2022	2023
Revenue	38,616	80,116	139,698	202,042
Adjusted Cost of sales (non-GAAP)	(34,659)	(60,702)	(127,106)	(163,280)
Adjusted gross (loss) / profit (non-GAAP)	**3,957**	**19,414**	**12,592**	**38,762**
Adjusted gross margin (non-GAAP)	10.2%	24.2%	9.0%	19.2%
Adjusted Operating Expense	(22,308)	(30,342)	(75,106)	(72,829)
Adjusted Operating Loss (non-GAAP)	**(17,831)**	**(10,486)**	**(61,281)**	**(32,911)**
Adjusted Net Loss (non-GAAP)	**(17,386)**	**(10,268)**	**(61,384)**	**(30,194)**

Cost of Sales Adjustments

	Three-Months Ended Sept. 30		Nine-Months Ended Sept. 30	
	2022	2023	2022	2023
Non-Cash Settled SBC	1,964	1,530	5,745	4,559

Operating Expense Adjustments

	Three-Months Ended Sept. 30		Nine-Months Ended Sept. 30	
	2022	2023	2022	2023
Non-Cash Settled SBC	17,295	14,332	58,294	47,043

Net Loss Adjustments

	Three-Months Ended Sept. 30		Nine-Months Ended Sept. 30	
	2022	2023	2022	2023
Fair Value Changes	(101)	42	(921)	25

13

# Q3 2023 Revenue by Region

($ in thousands)

## Q3


2022
USA, 3%
APAC (Excluding China), 19%
EMEA, 9%
China, 69%


2023
USA, 0%
APAC (Excluding China), 31%
EMEA, 24%
China, 45%

| Revenue by region | Three-Months Ended Sept. 30 | | |
|---|---|---|---|
| | 2022 | 2023 | YoY % |
| **APAC (Excluding China)** | 7,394 | 24,611 | 233% |
| **China** | 26,542 | 36,289 | 37% |
| **EMEA** | 3,432 | 19,034 | 455% |
| **USA** | 1,248 | 182 | -85% |
| **Total** | **38,616** | **80,116** | **107%** |

## 9-Months


2022
USA, 2%
APAC (Excluding China), 33%
EMEA, 8%
China, 57%


2023
USA, 1%
APAC (Excluding China), 23%
EMEA, 19%
China, 57%

| Revenue by region | Nine-Months Ended Sept. 30 | | |
|---|---|---|---|
| | 2022 | 2023 | YoY % |
| **APAC (Excluding China)** | 45,420 | 46,280 | 2% |
| **China** | 80,326 | 115,023 | 43% |
| **EMEA** | 11,062 | 38,556 | 249% |
| **USA** | 2,890 | 2,183 | -24% |
| **Total** | **139,698** | **202,042** | **45%** |

14

Q3 2023 Financial Highlights

24.2%
Adj. Gross Margin
+14 percentage points YoY

$678.7M
Backlog Position
>84% 53.5Ah share

$59.9M
Total Capex
>70% to capacity expansions

- Expanded gross margins from increased utilization & yield, changes in product mix, and raw material prices
- Record backlog of $678.7M – underpins high growth forecast, HpCO-53.5Ah cell rapid adoption across CV and ESS
- Expansion CAPEX of $42.5M for 4GWh capacity additions of HpCO-53.5Ah, expected to add ~$1B new revenue potential going into 2024
- U.S. manufacturing footprint is expanding; growing asset base to support ESS and CV business lines and remains unlevered

15

16 Financial Resilience  Debt maturity schedule requires minimal cash flow – $5.0M to be repaid in 4Q23 and total to be retired by YE25 is $40.2M.  All current debt relates to our Huzhou operations and is non-recourse to our U.S. holding structure and operations. ~$70M drawdown available to support Huzhou growth and expansion. Have additional ~$22M credit line.  No current leverage on U.S. business – Project financing in progress to support Clarksville.  Low debt levels, combined with revenues showing strong multi-year growth, provide a solid financial foundation for our business.  Current debt profile helps us maintain resilience in future macro-economic uncertainties. No material near-term refinancings anticipated We expect to be cashflow positive prior to 2027 bond maturation Current facilities on low interest rates of 3.0 – 4.8% (~56% of debt is fixed rate) $- $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 20 23 20 24 20 25 20 26 20 27 M ill io n U SD Debt Maturation Profile Bank Borrowing Bond

O U T L O O K

18 Q4 2023 Guidance 20-25% Adj. Gross Margin up >3x YoY >90% Huzhou 3.1 Utilization Anticipate gross margin expansion as Huzhou Phase 3.1 ramps towards nameplate capacity and deliveries of 53.5Ah increase Backlog going into 2024 situates us for another high growth year with continued margin improvement Expected initial deliveries of ME-4300 ESS containers to customer sites from our Windsor facility Solid revenue growth YoY although impacted by slight push out of customer delivery schedules $90-100M 47% revenue growth YoY at midpoint

2023 Outlook

Strong Backlog & Technology Supports Multi-Year High Growth Phase

43-48%
FY23 revenue growth YoY

$292-302M
FY23 revenue guidance

>84% **Backlog Share 53.5Ah**
backlog due to superior technical performance

Clarksville, TN location **benefits from IRA at $45/kWh** for domestic battery cells & modules

2GWh = $80M
Annual IRA potential

$678.7M Q3 Backlog
Supported by ESS business in the U.S. and strong CV demand in EMEA & APAC

We anticipate new major CV and ESS projects supported by sales pipeline in Q4

NEW
2GWh
Huzhou cell, module, and pack facility delivering qualified production and exceeding targets

+

NEW
2GWh
U.S. cell, module, and pack facility in Clarksville, TN trial production target in 1Q24

=

EXIT 1Q24 NEW CAPACITY
4GWh = $1B
Expected annual revenue potential
And 10M sqm. pilot line for polyaramid separator

Management believes path to profitability is within the next 2-3 years.

19